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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     July 13, 1999
                                                --------------------------------


                          CASE RECEIVABLES II INC.
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             (Exact Name of Registrant as Specified in Charter)


        Delaware                      333-52493                  76-0439709
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


475 Half Day Road, Lincolnshire, Illinois                                60069
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code     (847) 955-1002
                                                  -----------------------------


                  233 Lake Avenue, Racine, Wisconsin 53403
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       (Former Name or Former Address, if Changed Since Last Report)




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



Item 5.           Other Events

         In the Prospectus Supplement dated March 10, 1999, issued under Registration Statement No. 333-52493, the Registrant stated that, following the end of the Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool of Case Equipment Receivables Trust 1999-A upon completion of the Funding Period. Following below is such information:



                       Composition of the Receivables
                    as of the end of the Funding Period

  Weighted                                  Weighted      Weighted
  Average      Aggregate                    Average       Average       Average
   APR of      Contract       Number of     Remaining     Original      Contract
Receivables      Value       Receivables      Term          Term         Value
-----------    ----------    -----------    ---------     ----------    --------

  8.300%    $741,438,222.98    22,022     46.77 months  52.74 months  $33,668.07



                   Distribution by APR of the Receivables
                   as of the end of the Funding Period1/


                                               Aggregate           Percent of
                          Number of            Contract            Aggregate
APR Range                 Receivables             Value           Contract Value
---------                 -----------             -----           --------------
  3.000%  - 3.999%              316         $  8,960,334.99            1.21%
  4.000%  - 4.999%            1,128           32,648,731.38            4.40
  5.000%  - 5.999%            1,590           70,390,349.72            9.49
  6.000%  - 6.999%            2,215           56,405,291.86            7.61
  7.000%  - 7.999%            3,185           96,076,632.31           12.96
  8.000%  - 8.999%            3,284          206,306,041.65           27.83
  9.000%  - 9.999%            4,813          169,231,310.86           22.82
10.000%  - 10.999%            3,991           64,962,342.91            8.76
11.000%  - 11.999%              681           14,618,835.64            1.97
12.000%  - 12.999%              348            8,973,989.93            1.21
13.000%  - 13.999%              195            4,494,551.74             .61
14.000%  - 14.999%               86            2,513,427.82             .34
15.000%  - 15.999%               60            1,647,729.61             .22
16.000%  - 16.999%               33            1,111,562.22             .15
17.000%  - 17.999%               92            2,980,921.11             .40
18.000%  - 18.999%                4              109,735.65             .01
20.000%  - 20.999%                1                6,433.58             .00
                             ------         ---------------          -------
Total                        22,022         $741,438,222.98          100.00%
                             ======         ===============          =======

--------------------------

1/  Totals may not add to 100% due to rounding


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

             Distribution by Equipment Type of the Receivables
                   as of the end of the Funding Period 1/



                                                                     Percent of
                                               Aggregate             Aggregate
                           Number of            Contract              Contract
Type                     Receivables             Value                  Value
----                     -----------           ----------            ----------
Agricultural
         New                   5,264        $171,324,312.07            23.11%
         Used                  8,125         246,306,119.15            33.22
Construction
         New                   4,603         182,606,559.56            24.63
         Used                  3,800         123,232,720.35            16.62
Forestry
         New                      92           8,959,096.25             1.21
         Used                    138           9,009,415.60             1.22
                                 ---           ------------             ----
Total                         22,022        $741,438,222.98             100%
                              ======        ===============            ======


            Distribution by Payment Frequency of the Receivables
                    as of the end of the Funding Period



                                                                    Percent of
                                                Aggregate           Aggregate
                          Number of              Contract            Contract
Frequency               Receivables               Value              Value
---------               -----------             ---------           --------
Annual                        9,306       $329,305,594.16             44.41%
Monthly                      11,711        372,856,553.95             50.29
Quarterly                       240          8,313,963.95              1.12
Semi-Annual                     765         30,962,110.92              4.18
                             ------         -------------              ----


Total                        22,022       $741,438,222.98            100.00%
                             ======       ===============            =======


--------------------------

1/Totals may not add to 100% due to rounding



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



              Distribution by Current Value of the Receivables
                    as of the end of the Funding Period



                                                                      Percent of
      Contract                                     Aggregate          Aggregate
       Value                       Number of        Contract           Contract
       Range                     Receivables         Value              Value
      ---------                  ------------      ----------        -----------

$         0.00 -    4,999.99          1,864        6,159,666.61         .83%
      5,000.00 -    9,999.99          3,544     $ 26,801,900.64        3.61
     10,000.00 -   14,999.99          3,213       40,062,910.22        5.40
     15,000.00 -   19,999.99          2,331       40,412,845.96        5.45
     20,000.00 -   24,999.99          1,715       38,372,498.98        5.18
     25,000.00 -   29,999.99          1,303       35,704,380.90        4.82
     30,000.00 -   34,999.99          1,060       34,336,740.56        4.63
     35,000.00 -   39,999.99          1,013       37,978,642.41        5.12
     40,000.00 -   44,999.99            796       33,777,877.84        4.56
     45,000.00 -   49,999.99            717       34,073,573.82        4.60
     50,000.00 -   54,999.99            647       33,920,487.25        4.57
     55,000.00 -   59,999.99            520       29,841,022.23        4.02
     60,000.00 -   64,999.99            424       26,472,923.39        3.57
     65,000.00 -   69,999.99            349       23,593,098.17        3.18
     70,000.00 -   74,999.99            313       22,656,488.31        3.06
     75,000.00 -   99,999.99            940       81,164,839.88       10.95
    100,000.00 -  199,999.99          1,122      144,713,387.09       19.52
    200,000.00 -  299,999.99             94      22,437,677.290        3.03
    300,000.00 -  499,999.99             38       14,456,389.98        1.95
    500,000.00 -  699,999.99             10        5,587,274.28         .75
    700,000.00 -  899,999.99              4        3,273,211.56         .44
    900,000.00 - 1,099,999.99             1          949,401.99         .13
  1,100,000.00 - 1,299,999.99             4        4,690,983.62         .63
                                     ------     ---------------      -------

           Total                     22,022     $741,438,222.98      100.00%
                                     ======     ===============      =======


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




                 Geographic Distribution of the Receivables
                    as of the end of the Funding Period


                         Percent of                                 Percent of
                         Aggregate                                   Aggregate
State(1)              Contract Value      State                   Contract Value
--------              --------------      -----                   --------------

Alabama.................... 1.76%         Nebraska...................    3.22%
Alaska.....................  .06          Nevada.....................     .73
Arizona.................... 2.28          New Hampshire..............     .21
Arkansas................... 4.23          New Jersey.................    1.03
California................. 3.64          New Mexico.................     .59
Colorado................... 2.83          New York...................    1.81
Connecticut................  .20          North Carolina.............    1.87
Delaware...................  .27          North Dakota...............    1.39
Florida.................... 3.02          Ohio.......................    2.52
Georgia.................... 2.83          Oklahoma...................    2.12
Hawaii.....................  .06          Oregon.....................    1.04
Idaho...................... 1.32          Pennsylvania...............    2.13
Illinois .................. 6.14          Rhode Island...............     .01
Indiana.................... 3.27          South Carolina.............    1.29
Iowa....................... 5.42          South Dakota  .............    2.70
Kansas  ................... 2.86          Tennessee..................    2.29
Kentucky................... 1.45          Texas......................    8.82
Louisiana.................. 1.93          Utah.......................    1.08
Maine......................  .49          Vermont....................     .23
Maryland...................  .79          Virginia...................    1.35
Massachusetts..............  .33          Washington.................    1.94
Michigan................... 2.84          West Virginia..............     .18
Minnesota.................. 4.22          Wisconsin..................    2.13
Mississippi   ............. 2.11          Wyoming....................     .42
Missouri................... 3.43                                       ------
Montana.................... 1.12          Total.....................   100.00%
                                                                       =======



--------------------------
(1)      Based on billing addresses of Obligors.



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


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          CASE RECEIVABLES II INC.
                                (Registrant)




Dated: July 27, 1999       By:   /S/ Ralph A. Than
                               ---------------------------------------------
                                 Ralph A. Than
                                 Vice President and Treasurer




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